Merger with Kintara Therapeutics	12 Months Ended
Dec. 31, 2024
TUHURA BIOSCIENCES, INC. AND SUBSIDIARY [Member]
Merger with Kintara Therapeutics [Line Items]
Merger with Kintara Therapeutics
Note 6 - Merger with Kintara Therapeutics
Under the terms of the Merger, immediately prior to the effective time of the Merger, shares of the Company’s preferred stock were converted into shares of Company common stock and all of the Notes issued by the Company were converted into shares of Company common stock pursuant to the terms therein. At the effective time of the Merger, (i) Kintara issued an aggregate of approximately 40,441,605 shares of its common stock to Company stockholders, based on an exchange ratio of 0.1789 (after giving effect to the Reverse Stock Split) shares of Kintara’s common stock for each share of Company common stock outstanding immediately prior to the Merger, (ii) each then-outstanding Company stock option was assumed and converted into an option to purchase shares of Kintara common stock subject to certain adjustments based on the exchange ratio as set forth in the Merger Agreement, and (iii) each then-outstanding warrant to purchase shares of Company Common Stock was assumed and converted into and exchangeable based on the exchange ratio for a warrant of like tenor entitling the holder to purchase shares of Kintara common stock.

The Merger is accounted for as a reverse recapitalization. Immediately after the merger, there were 42,032,165 shares of the Company’s common stock outstanding. The following table shows the net liabilities assumed in the merger:

October 18, 2024
Cash and cash equivalents	$70,097
Prepaid and other assets	370,030
Accounts payable and accrued expenses	(1,787,039)

Total net liabilities assumed	(1,346,912)
Plus: merger transaction costs	(4,129,663)

Total net liabilities assumed plus merger transaction costs	$(5,476,575)

Accounting treatment on the Contingent Value Rights “CVR” agreement
Based on management’s analysis, the CVRs were identified as freestanding financial instruments and determined to be indexed to Kintara’s own stock, as they are to be settled in Kintara Common Stock. Further, the CVR financial instruments are not mandatorily redeemable as the instruments do not require Kintara to redeem them for cash or other assets at a fixed or determinable date, or upon an event that is certain to occur and the CVRs do not represent an unconditional obligation requiring Kintara to redeem the instruments. The CVRs do not represent outstanding shares of Kintara Common Stock, and the CVRs do not obligate Kintara to buy back some or all of its shares. As such, the CVRs are not precluded from being classified within equity. Given the CVRs are initially being recorded within Equity, if the CVR Milestone were to be achieved, the Company would issue additional Common Stock, thereby resulting in a reclass of the CVRs from Additional paid-in
capital-CVRs to Common Stock and Additional
paid-in
capital. As a result, the accounting for the CVR is determined to have zero net effect on total equity within the consolidated balance sheet as of December 31, 2024.